                                                                   EXHIBIT 10.13



                    SECOND AMENDMENT dated as of March 8, 2000 (this "Amendment") to the Credit Agreement dated as of June 29, 1999, as amended (the "Credit Agreement") by and among LEXENT INC. (formerly known as National Network Technologies, Inc.), a Delaware corporation (the "Company"), EUROPEAN AMERICAN BANK, a New York banking corporation ("EAB"), as Administrative Agent and the Lenders Party Thereto.

WHEREAS, the Company has requested and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to amend certain provisions to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.   AMENDMENTS.

     (a) The following defined terms are added to Section 1.01 in alphabetical order:

     "Permitted Acquisition" shall mean the acquisition by the Company or any Corporate Guarantor of the capital stock, membership interests or other ownership interests of a Person engaged in the same or similar business as the business of the Company or such Corporate Guarantor or the purchase of all or substantially all of the assets used by such Person in connection with such business or assets comprising a line of business or a division of such Person, provided in each case, (i) no Default or Event of Default shall have occurred and be continuing or would occur after giving effect to the acquisition, (ii) in the event of an acquisition of stock or of a membership interest of a Person, the Board of Directors or other governing body of such Person shall have recommended the sa1e by its shareholders or its members of their equity interest to the Company or the Corporate Guarantor, as the case may be, and (iii) Company shall have complied with the provisions of Section 6.13 hereof.

     "Qualifying IPO" shall mean an initial public offering of the Company's common stock pursuant to an effective registration statement on Form S-1 pursuant to which the Company has received proceeds, net of underwriting fees and reasonable out-of-pocket expenses incurred in connection therewith, of not less than $65,000,000.

     (b) The following defined terms are hereby amended and restated in their entirety to provide as follows:

     "Revolving Credit Commitment" shall mean with respect to each Lender the obligation of such Lender to make Revolving Credit Loans to the Company in aggregate amount not to exceed $6,000,000 with respect to SBLI and $14,000,000 with respect to EAB.

     "Revolving Credit Commitment Termination Date" shall mean June 30, 2003.

     "Total Revolving Credit Commitments" shall mean, at any time, the aggregate of the Revolving Credit Commitments in effect at such time, which shall be initially $20,000,000.

     (c) Section 2.01(f) is hereby amended in its entirety to provide as follows:

          "(f) Intentionally Omitted."

     (d) Section 3.04(b) is hereby amended by deleting the reference to the phrase "1/8 of 1%" on the fifth line thereof and replacing it with the phrase "1/4 of 1%" in its place and stead.

     (e)  Section 3.07 is hereby amended in its entirety to provide as follow:

          "PRO RATA TREATMENT AND PAYMENTS. Each borrowing by the Company from the Lenders shall be made by the Lenders as follows: (a) up to the first $12,000,000 of Revolving Credit Loans made by the Lenders shall be allocated between the Lenders as follows: (i) 50% to SBLI and (ii) 50% to EAB and (b) any requests for borrowings in excess of $12,000,000 shall be made solely by EAB. Each payment by the Company on account of any fee and any reduction of the Revolving Credit Commitment of the Lenders hereunder shall be made pro rata according to the respective relevant Commitment Proportions of the Lenders, provided that if the outstanding principal amount of the Revolving Credit Loans is greater than $12,000,000, then (a) that portion of the fee required to be paid pursuant to Section 3.04(b) which is allocable to that portion of the Revolving Credit Commitment which is in excess of $12,000,000 shall be paid solely to EAB for its account, with the balance of such such fee shared pro rata according the respective relevant Commitment Proportions of the Lenders and (b) any reduction of the Revolving Credit Commitment shall first reduce that portion of the Revolving Credit Commitment which is in excess of $12,000,000 and the balance thereof shall be be used to reduce the balance of the Revolving Credit Commitment. Each payment (including each prepayment) by the Company on account of principal of and interest on each Loan shall be made pro rata according to the respective outstanding principal amounts of such Loans held by each Lender; provided, however, if the outstanding principal amount of the Revolving Credit Loans is in excess of $12,000,000, then (i) all payments of principal received in respect to the Revolving Credit Loans shall be applied first to those Revolving Credit Loans in excess of $12,000,000 which were made solely by EAB, until the principal amount of all such Revolving Credit Loans have been paid in full and (ii) all prepayments shall first be applied to those Revolving Credit Loans which are in excess of $12,000,000 and which were funded solely by EAB. All payments (including prepayments) to be made by the Company on account of principal, interest, fees and reimbursement obligations shall be made without set-off or counterclaim and shall be made to the Administrative Agent, for the account of the Lenders (or EAB as set forth above) at the Payment Office of the Administrative Agent in Dollars in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds by wire transfer of each Lender's portion of such payment to such Lender for the account of its Lending Office. The Administrative Agent may, in its sole discretion, directly charge principal and interest payments due in respect of the Loans to the Company's or any Corporate Guarantors' accounts at the Payment Office or other office of the Administrative Agent. Except as otherwise provided in the definition of "Interest Period", if any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          (f) Section 6.03 is hereby amended to redesignate clause (l) as clause (m) and to add a new clause (l) which shall read in its entirety as follows:

              "Notify the Agent and Lenders of the consummation of a Qualifying IPO on the date thereof."

          (g) Section 6.03 is further amended to insert the following text at the beginning of clause (i):

              "Prior to consummation of a Qualifying IPO,"

          (h) Clause (j) of Section 6.03 is hereby amended and restated in its entirety to read as follows:

              "(j) (i) Prior to consummation of a Qualifying IPO, and after consummation of a Qualifying IPO if the aggregate principal amount of the Loans outstanding as of the end of the preceding month is equal to or greater than $5,000,000, as soon as available and in any event within twenty-one (21) days after the end of each month, detailed monthly schedules of accounts receivable and accounts payables aging and a revenue summary, each in form and substance satisfactory to the Lenders and, (ii) after consummation of a Qualifying IPO (but subject to clause (i)) as soon as available and in any event within twenty-one (21) days after the end of each fiscal quarter, detailed quarterly schedules of accounts receivable and accounts payables aging and a revenue summary, each in form and substance satisfactory to the Lenders."

          (i) Section 7.12 is hereby amended to delete all the text thereof commencing after the text "provided, however," and to add the text "the Company may consummate Permitted Acquisitions" in lieu thereof."

          (j) Section 7.14 is hereby amended to add the following text at the end thereof:

             "; provided, however, following the consummation of a Qualifying IPO the Company may prepay Subordinated Debt provided that after giving effect to each such payment no Default or Event of Default shall have occurred and be continuing, including, without limitation, any Default or Event of Defau1t pursuant to Section 7.13."

          (k) Section 7.15 is hereby amended to add the following sentence at the end thereof:

              "Notwithstanding the foregoing, following consummation of a Qualifying IPO the Company may pay cumulative dividends with respect to its preferred stock accrued and unpaid for the period commencing January 1, 1999 through the date on which the Qualifying IPO is consummated provided no Default or Event of Default shall have occurred and be continuing or would occur after giving effect to such payment."

          (l) Section 8.01(k) is hereby amended to add the following text after the text "of record at least 51%":

              "or, following consummation of a Qualifying IPO, at least 40%,"

          (m) Clauses (a), (b), (c), (d), (e) and (f) of Section 7.13 are hereby deleted in their entirety and the following new clauses
          (a),(b), (c) and (d) are added in lieu thereof:

              "(a) Minimum Consolidated EBITDA. Permit Consolidated EBITDA as of the last day of any calendar quarter to be less than the amount set forth below opposite the relevant calendar year:

        Calendar Year                                         Amount
        2000                                                     $15,500,000
        2001                                                     $20,000,000
        2002 and each calendar year thereafter                   $21,000,000

              (b) Consolidated Fixed Charge Ratio. Permit the Consolidated Fixed Charge Ratio as of the last day of any calendar quarter to be less than the amount set forth below opposite the relevant calendar year:

        Calendar Year                                        Ratio
        2000                                                     2.0:1.00
        2001                                                     2.75:1.00
        2002 and each calendar year thereafter                   2.75:1.00

          (d) Consolidated Tangible Net Worth Plus Subordinated Debt. Prior to consummation of a Qualifying IPO, permit Consolidated Tangible Net Worth plus Subordinated Debt, as of the last day of any calendar quarter, to be less than the amount set forth below opposite the relevant calendar year:

          Calendar Year                                         Amount
          2000                                                      $17,500,000
          2001                                                      $25,000,000
          2002 and each calendar year thereafter                    $32,500,000

          After consummation of a Qualifying IPO permit Consolidated Tangible Net Worth plus Subordinated Debt, as of the last day of any fiscal quarter, commencing with the fiscal quarter in which the Qualifying IPO occurs to be less than $75,000,000.

          (e) Consolidated Leverage Ratio. Prior to consummation of a Qualifying IPO, permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter to exceed the ratio set forth opposite the relevant calendar year:

          Calendar Year                                           Ratio
          2000                                                        2.15:1.00
          2001                                                        1.85:1.00
          2002 and each calendar year thereafter                      1.45:1.00

    After consummation of a Qualifying IPO, permit the Consolidated Leverage Ratio to exceed 1.0:1.0 as of the end of any fiscal quarter commencing with the fiscal quarter in which the Qualifying IPO occurs.

    (n) Article 10 is hereby amended to add a new Section 10.14 which shall read as follows:

    Section 10.14. RELEASE OF GUARANTEES. The Administrative Agent and the Lenders agree that provided no Default or Event of Default shall have occurred and be continuing as of the date of the consummation of a Qualifying IPO, effective upon the consummation of a Qualifying IPO the Individual Guarantors shall be released from their Individual Guaranties. Following such release, the Administrative Agent and the Lenders shall upon request of the Company deliver to the Company for the benefit of the Individual Guarantors a writing confirming that the Individual Guarantors are released from their obligations under their respective Individual Guarantees;

    (o) Exhibit A to the Credit Agreement is hereby amended and restated and is replaced with Exhibit A attached to this Amendment.

2. CONDITIONS TO EFFECTIVENESS. The amendments set forth herein are subject to satisfaction of the following conditions on the date hereof:

          (a) The Administrative Agent shall have received a facility fee in the amount of $43,750, $13,125 of which shall be payable to SBLI and $30,625 of which shall be payable to EAB.

          (b) Each Lender shall have received an original Amended and Restated Note, in the applicable form attached hereto as Exhibit A, with the appropriate insertions and duly executed by the Company.

          (c) The Administrative Agent shall have been reimbursed for the reasonable legal fees of counsel incurred in connection with the preparation of the amendments.

          (d)      The Administrative Agent shall have received the following:

                   (i) UCC search results identifying the financing statements on file with respect to the Company;

                   (ii) a certificate of the Secretary of the Borrower, (A) attesting to all corporate action taken by the Borrower, including resolutions of its Board of Directors authorizing the execution, delivery and performance of this Amendment and each other document to be delivered pursuant to this Amendment;
                            (B) stating that, except as set forth in such certificate, the corporate documents previously delivered to the Lenders have not been amended, modified, revoked or rescinded as of the date of their prior certification and (C) certifying the names and true signatures of certain officers of the Borrower authorized to sign this Amendment and the other Loan Documents.

                   (iii) a certificate of an Executive Officer of the Borrower stating that, except as set forth in such certificate with respect to a matter concerning the representations contained in clause (a) of Section
                            4.06 of the Credit Agreement, the representations and warranties in Article IV of the Credit Agreement are true and correct on such date as though made on and as of such date, unless such representation is as of a specific date, in which case, as of such date, and that no event has occurred as is continuing which constitutes a Default or Event of Default,

                   (iv) such other documents, instruments, approvals, opinions and evidence as the Lenders may reasonably require.

    3.      MISCELLANEOUS.

    Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

    Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

    The amendments herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or waiver of any other provision of Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

    The Company hereby represents and warrants that (a) except as set forth in Schedule A hereto with respect to a matter concerning the representations contained in clause (a) of Section 4.06 of the Credit Agreement, after giving effect to this Amendment, the representations and warranties by the Company and each Corporate Guarantor pursuant to the Credit Agreement and the Loan Documents to which each is a party are true and correct in all material respects as of the date hereof with the same effect as those such representations and warranties have been made on and as of such date, unless such representation is as of a specific date, in which case, as of such date, (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

    This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment. This Amendment shall become effective when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Administrative Agent.

    This Amendment shall constitute a Loan Document.

    IN WITNESS WHEREOF, the Company,the Administrative Agent and the Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                LEXENT INC. (formerly known as National Network Technologies, Inc.)



                                By: /s/     JONATHAN H. STERN
                                    -------------------------
                                Name:  Jonathan H. Stern
                                Title: Executive Vice President, CFO



                                EUROPEAN AMERICAN BANK, as Administrative Agent and as a Lender



                                By: /s/      ANDREW CUNNINGHAM
                                    --------------------------
                                Name:   Andrew Cunningham
                                Title:  Vice President



                                STATE BANK OF LONG ISLAND, as a Lender


                                By: /s/        MICHAEL SABALA
                                    -------------------------
                                Name:   Michael Sabala
                                Title:  Vice President

The undersigned, not as parties to the Credit Agreement, but as Guarantors under the Guarantees, each dated as of June 29, 1999, do hereby accept and agree to the terms of this Amendment and Waiver and further acknowledge that their respective Guaranty is in full force and effect with respect to such Guarantor.

                                       NATIONAL NETWORK TECHNOLOGIES, LLC

                                       By /s/  JONATHAN H. STERN
                                         -----------------------
                                       Title:   Executive Vice President, CFO

                                       HUGH O'KANE ELECTRIC CO. LLC

                                       By:/s/  JONATHAN H. STERN
                                          ----------------------
                                       Title: Executive Vice President, CFO

                                       /s/  HUGH J. O'KANE JR.
                                         ----------------------
                                       Hugh J. O'Kane, Jr.

                                       /s/  KEVIN M. O'KANE
                                          ------------------
                                       Kevin M. O'Kane

                                    EXHIBIT A

                            AMENDED AND RESTATED NOTE

     $6,000,000                                           New York, New York
                                                        as of March   , 2000

          FOR VALUE RECEIVED, LEXENT INC. (f/k/a/ National Network Technologies, Inc.), a Delaware corporation (the "Company"), promises to pay to the order of STATE BANK OF LONG ISLAND (the "Lender"), on or before the Revolving Credit Commitment Termination Date, SIX MILLION DOLLARS ($6,000,000) or, if less, the unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company under the Credit Agreement referred to below. The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement referred to below.

          This Note is the "Note" issued pursuant to and entitled to the benefits of the Credit Agreement dated as of June 29, 1999 by and among the Company, the Lender, European American Bank, as Agent for the Lenders and the Lenders referred to therein (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"), to which reference is hereby made for a more complete statement of the terms and conditions under which the Loan evidenced hereby was made and is to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

          Each of the Lender and any subsequent holder of this Note agrees, by its acceptance hereof, that before transferring this Note, it shall record the date and amount of each payment or prepayment of principal of the Loan previously made hereunder on the grid schedule annexed to this Note; provided, however, that the failure of the Lender or holder to set forth the Loan, payments and other information on the attached grid schedule shall not in any manner affect the obligation of the Company to repay the Loan made by the Lender in accordance with the terms of this Note.

          This Note is subject to optional prepayments pursuant to Section 3.03 of the Credit Agreement.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in immediately available funds at the office of the Agent located at 335 Madison Avenue, New York, New York 10017, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

          This Note is an amendment and restatement of and is being issued in replacement of and in substitution for, the Note, dated as of June 29, 1999, in the original principal amount of $5,000,000, issued by the Company to the order of the Lender (the "Original Note"); provided, however, that all principal unpaid and all interest accrued and unpaid under the Original Note shall be deemed to be evidenced by this Note and payable hereunder from and after the date hereof.
The execution and delivery of this Note shall not be construed (i) to have constituted repayment of any principal or interest on the Original Note or (ii) to release, cancel, terminate or otherwise impair all or any part of the lien or security interest granted to the Lender as collateral security for the Original Note, all of which liens and security interests shall secure this Note.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          The Company and endorsers of this Note waive diligence, presentment, protest, demand, and notice of any kind in connection with this Note.

          THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place first above written.

                              LEXENT INC. (f/k/a National Network
                              Technologies, Inc.)

                              By
                                  -------------------------------------
                              Name: Jonathan Stern

                              Title: Executive Vice President, CFO

                                    SCHEDULE


         Amount of     Outstanding    Type                   Applicable     Amount of     Notation
         Principal     Principal      of        Interest     Interest       Principal     Made
Date     Payment       Balance        Loan      Rate         Period         Paid          By
----     -------       -------        ----      ----         ------         ----          --


                            AMENDED AND RESTATED NOTE


$14,000,000                                                   New York, New York
                                                             as of March__, 2000

          FOR VALUE RECEIVED, LEXENT INC. (f/k/a National Network Technologies, Inc.), a Delaware corporation (the "Company"), promises to pay to the order of EUROPEAN AMERICAN BANK (the "Lender"), on or before the Revolving Credit Commitment Termination Date, FOURTEEN MILLION DOLLARS ($14,000,000) or, if less, the unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company under the Credit Agreement referred to below. The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement referred to below.

          This Note is the "Note" issued pursuant to and entitled to the benefits of the Credit Agreement dated as of June 29, 1999 by and among the Company, the Lender, European American Bank, as Agent for the Lenders and the Lenders referred to therein (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"), to which reference is hereby made for a more complete statement of the terms and conditions under which the Loan evidenced hereby was made and is to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

          Each of the Lender and any subsequent holder of this Note agrees, by its acceptance hereof, that before transferring this Note, it shall record the date and amount of each payment or prepayment of principal of the Loan previously made hereunder on the grid schedule annexed to this Note; provided, however, that the failure of the Lender or holder to set forth the Loan, payments and other information on the attached grid schedule shall not in any manner affect the obligation of the Company to repay the Loan made by the Lender in accordance with the terms of this Note.

          This Note is subject to optional prepayments pursuant to Section 3.03 of the Credit Agreement.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in immediately available funds at the office of the Agent located at 335 Madison Avenue, New York, New York 10017, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

          This Note is an amendment and restatement of and is being issued in replacement of and in substitution for, the Note, dated as of June 29, 1999, in the original principal amount of $7,500,000, issued by the Company to the order of the Lender (the "Original Note"); provided, however, that all principal unpaid and all interest accrued and unpaid under the Original Note shall be deemed to be evidenced by this Note and payable hereunder from and after the date hereof. The execution and delivery of this Note shall not be construed (i) to have constituted repayment of any principal or interest on the Original Note or (ii) to release, cancel, terminate or otherwise impair all or any part of the lien or security interest granted to the Lender as collateral security for the Original Note, all of which liens and security interests shall secure this Note.



          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          The Company and endorsers of this Note waive diligence, presentment, protest, demand, and notice of any kind in connection with this Note.

          THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place first above written.

                                       LEXENT INC. (f/k/a National Network
                                       Technologies, Inc.)

                                       By
                                         ------------------------------------
                                       Name: Jonathan Stern
                                       Title: Executive Vice President, CFO

                                    SCHEDULE

         Amount of     Outstanding    Type                   Applicable     Amount of     Notation
         Principal     Principal      of        Interest     Interest       Principal     Made
Date     Payment       Balance        Loan      Rate         Period         Paid          By
----     -------       -------        ----      ----         ------         ----          --


                                   SCHEDULE A


                    In August 1999, a former employee of the Borrower filed a charge of employment discrimination against the Borrower with the New York State Division of Human Rights and the Equal Opportunity Commission and has been granted a right to sue in federal court. If suit is brought, management of the Borrower is prepared to defend any claims vigorously and believes that resolution of such claims should not have a Material Adverse Effect (as such term is defined in the Credit Agreement). However, although such former employee has not to date asserted any claims for a specified sum of money, any such claims, if asserted, could be for an amount in excess of $200,000. Furthermore, although management of the Borrower believes that any such claims should be covered by insurance (other than reasonable and customary deductibles), there is no assurance that such coverage will be available.